UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 17, 2019

ADIENT PLC

(Exact name of registrant as specified in its charter)

Ireland	001-37757	98-1328821
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

25-28 North Wall Quay, IFSC

Dublin 1, Ireland

(Address of principal executive offices)

Registrant’s telephone number, including area code: 734-254-5000

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading symbol(s)	Name of exchange on which registered
Ordinary Shares, par value $0.001	ADNT	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adient plc (“Adient”) previously disclosed that Mark A. Skonieczny Jr. left Adient’s employment effective October 4, 2019 (the “Termination Date”). In connection with his departure, Mr. Skonieczny entered into a separation and release of claims agreement with Adient US LLC (“Adient US”), dated October 17, 2019 (the “Separation Agreement”).

The Separation Agreement states that Adient US will pay or provide the following to Mr. Skonieczny: (a) severance pay in the amount of $276,923.13, less applicable taxes and withholdings, which must be paid within 30 days after the date the Separation Agreement becomes effective, (b) medical coverage for nine months immediately following the Termination Date, and (c) executive outplacement assistance. The Separation Agreement further states that Mr. Skonieczny is eligible to receive an award under Adient’s Annual Incentive Performance Plan for the performance period ending September 30, 2019. Additionally, all of Mr. Skonieczny’s Restricted Stock Units (“RSU”) and Performance-Share Units awarded under the Adient 2016 Omnibus Plan will be treated in accordance with the terms of the plan and respective award agreements; provided however, that Mr. Skonieczny’s RSU awards which are scheduled to vest after the Termination Date but before November 8, 2019, shall, notwithstanding Mr. Skonieczny’s termination, vest as scheduled, or, if later, vest immediately following the date the Separation Agreement becomes effective. Following his separation from employment with Adient, Mr. Skonieczny is subject to certain restrictive covenants contained in the Separation Agreement and he has also executed a release of claims in order to receive the benefits under the Separation Agreement.

The foregoing summary is qualified in its entirety by reference to the Separation Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Separation and Release of Claims Agreement by and among Adient US LLC and Mark A. Skonieczny Jr., dated October 17, 2019

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADIENT PLC

Date: October 18, 2019	By:	/s/ Cathleen A. Ebacher
	Name:	Cathleen A. Ebacher
	Title:	Vice President, General Counsel and Secretary